2ND VOTE FUNDS

2ndVote Life Neutral Plus ETF

2ndVote Society Defended ETF

Supplement dated August 3, 2023 to the 2ndVote Life Neutral Plus ETF’s and 2ndVote Society
Defended ETF’s Prospectus and Statement of Additional Information dated November 1, 2022

The Board of Trustees (the “Board”) of 2nd Vote Funds (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for the 2ndVote Life Neutral Plus ETF and 2ndVote Society Defended ETF (each, a “Fund,” collectively, the “Funds”). 2ndVote Advisers, LLC (the “Adviser”) has decided to exit the investment advisory business and recommended that the Board approve the Plan due to factors such as limited asset growth opportunities for the Funds and the ongoing operational costs of the Funds. As a result, the Board concluded that it is in the best interests of each Fund and its shareholders to liquidate each Fund. The Funds are expected to liquidate on or about August 14, 2023 (the “Liquidation Date”).

After the close of regular trading on August 3, 2023 each Fund will no longer accept creation unit orders from authorized participants, which will also be the last day of secondary market trading of each Fund’s shares. The Funds are listed on Cboe BZX Exchange, Inc. Shareholders may sell Fund shares through a broker through this date. Customary brokerage charges may apply to such transactions. From the close of business on August 3, 2023 to the Liquidation Date, the Funds cannot assure you that there will be a market for your Fund shares. Any remaining shareholders on the Liquidation Date will receive a cash distribution through their broker or other applicable intermediary thereafter in an amount equal to such shareholder’s proportionate interest in the net assets of each Fund as calculated on the Liquidation Date. Your liquidating distribution, if applicable, may be an amount that is greater or less than the amount you might have received if you sold your shares through a broker prior to the Liquidation Date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, the sale or liquidation of your shares will generally be a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. You should consult your tax advisor about your tax situation. Once the distributions are complete, each Fund will terminate.

Prior to the Liquidation Date, the Fund’s sub-investment adviser, Laffer Tengler Investments, Inc. will be in the process of liquidation of each Fund’s portfolio, which will result in the Fund increasing its cash holdings and deviating from its investment objective and other investment policies during the period between August 4, 2023 and the Liquidation Date. The liquidation of the Fund’s portfolio may result in brokerage costs, which will be borne by each Fund and its shareholders.

If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 877-223-6899.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE